UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 5, 2009

THE MACERICH COMPANY

(Exact Name of registrant as Specified in Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700
Santa Monica, California		90401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

Not Applicable
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On February 5, 2009, the Board of Directors of The Macerich Company (the “Company”) approved a new form of Indemnification Agreement to be entered into with each of its directors and executive officers.  The Indemnification Agreement is a single standard form for each of the Company’s directors and executive officers and replaces the prior form of Indemnification Agreement in use by the Company since 2003.

The Indemnification Agreement clarifies and updates the present form of agreement and generally provides that the executive officers and directors of the Company are entitled to be indemnified and advanced expenses to the maximum extent provided by Maryland law if he or she is or is threatened to be made a party to a proceeding by reason of his or her status as an executive officer and/or director of the Company.  The Indemnification Agreement provides, among other things, for indemnification against all judgments, fines and settlements and all reasonable expenses in connection with any threatened, pending or completed litigation, inquiries or investigation.  The Agreement further provides that the Company’s obligations will continue after the executive officer and/or director is no longer serving the Company with respect to claims based on the indemnified party’s service at the Company.

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Charter

On February 10, 2009, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, effective on that date, certifying that its Board of Directors, by duly adopted resolutions, reclassified and designated its authorized but unissued 1,500,000 shares of Series C Junior Participating Preferred Stock, $.01 par value per share, as shares of Preferred Stock without further designation, $.01 par value per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as set forth in its charter.  A copy of the Articles Supplementary is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of Bylaws

On and effective February 5, 2009, the Board adopted Amended and Restated Bylaws of the Company.  The following is a summary of changes effected by the adoption of the Amended and Restated Bylaws,  which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.2 hereto and incorporated herein by reference:

General

The Amended and Restated Bylaws include provisions to reflect changes in the Maryland General Corporation Law and New York Stock Exchange regulations, to clarify certain procedures and to make various technical and non-substantive changes.

Article I - Meetings of Stockholders

Section 1.03.   The Amended and Restated Bylaws provide (i) for notice of meetings of stockholders to be given by any means permitted by Maryland law, including notice by electronic transmission, (ii) for the “householding” of notices as permitted by Maryland law, (iii) that a minor irregularity in providing notice of a meeting of stockholders will not affect the validity of the meeting and (iv) for procedures by which such a meeting may be canceled or postponed.

Section 1.05.   The Amended and Restated Bylaws provide that meetings of stockholders, whether or not a quorum is present, may be adjourned by the chairman of the meeting as well as by the stockholders.

Section 1.07.   The Amended and Restated Bylaws provide for the appointment of inspectors at stockholders meetings and clarify the responsibilities of the inspectors and the chairman of the meeting.

Section 1.08.   The Amended and Restated Bylaws clarify the procedures for the organization and conduct of meetings of stockholders and set out the powers of the chairman.

Section 1.11.   The Amended and Restated Bylaws update the advance notice provisions for stockholders’ meetings and expand the information required to be provided by any stockholder who proposes business or a nominee for election to the Board at an annual meeting of stockholders or at a special meeting called for the purpose of electing directors, or persons controlling or acting in concert with such stockholder, including information concerning the hedging activities of such stockholder.  The Amended and Restated Bylaws also establish procedures for the verification of such information.

Article II — Board of Directors

The Amended and Restated Bylaws delete former Section 2.03 of the former Bylaws, which provided for a classified board of directors to conform to the Company’s charter, as amended.

Section 2.04.   The Amended and Restated Bylaws provide that vacancies on the Board shall be filled by a majority vote of the stockholders or the remaining directors then in office.  This is a change to conform to the Company’s charter.

Section 2.13.   The Amended and Restated Bylaws provide that the Board or the stockholders may ratify prior actions or inactions.

Article IV — Officers

The Amended and Restated Bylaws add provisions for the offices of chief executive officer, chief operating officer, chief financial officer and chief legal officer.

Article VI — Stock

Section 6.01.   The Amended and Restated Bylaws provide that if the Board authorizes uncertificated shares with respect to a class or series of stock, no stockholder shall be entitled to a certificate representing shares of such class unless otherwise determined by the Board and then only upon written request by the stockholder.

Section 6.04   The Amended and Restated Bylaws delete the provisions for the closing of the Company’s transfer books in lieu of setting a record date.

Article XI — Indemnification and Advance of Expenses

Section 11.01.   The Amended and Restated Bylaws expand the provisions for indemnification and advance of expenses to, among other things, cover former directors and officers and to provide that the right to indemnification and advance of expenses shall vest immediately upon a director or officer taking office.  A provision is also added permitting the Company, with the approval of the Board, to provide indemnification and advance of expenses to any present or former director or officer of a predecessor of the Company.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Articles Supplementary reclassifying Series C Junior Participating Preferred Stock

3.2	Amended and Restated Bylaws of The Macerich Company, as adopted on February 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2009	THE MACERICH COMPANY

	By:	/s/ Richard A. Bayer
Richard A. Bayer Senior Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME

3.1	Articles Supplementary reclassifying Series C Junior Participating Preferred Stock

3.2	Amended and Restated Bylaws of The Macerich Company, as adopted on February 5, 2009